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                                                                    EXHIBIT 99.1




                                                   [Per-Se LOGO]

                                                   PER-SE TECHNOLOGIES, INC.
                                                   2840 Mt Wilkinson Parkway
                                                   Suite 300
                                                   Atlanta, Georgia 30339
                                                   (770) 444-5300
FOR IMMEDIATE RELEASE


                                                   INVESTOR CONTACT:
                                                   Joanne L. Voorhees
                                                   Vice President, Corporate
                                                   Communications
                                                   877/73 PER-SE
                                                   Investors@per-se.com


                 PER-SE TECHNOLOGIES COMPLETES SALE OF REMAINING
                        OPERATIONS OF IMPACT INNOVATIONS


ATLANTA - (December 20, 1999) - Per-Se Technologies, Inc. [Nasdaq: PSTID], a leading provider of software, business management services and Internet-enabled connectivity for the healthcare industry, today announced that it has completed the sale of the remaining operations of Impact Innovations Group to J3 Technology Services Corporation, an Atlanta-based information technology solutions provider.

Impact Innovations Group provides information technology solutions and consulting services, including Internet application development and systems integration services. The Company divested Impact's commercial division earlier this year.

"Our goal was to complete the divestiture of non-core operations by the end of this year," said Allen W. Ritchie, president and chief executive officer. "We're very pleased that we can now focus solely on expanding our leadership position in providing business management services, application software and e-commerce solutions to healthcare providers."

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                                                             PER-SE NEWS RELEASE
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The Company also announced that it has completed the sale of a portion of its emergency medicine billing services operations in Jacksonville, Florida, to Healthcare Business Resources, Inc., a subsidiary of PhyAmerica Physician Group, Inc. The billing services operations sold include those operations providing services to Sterling Healthcare Group, which was acquired by PhyAmerica
Physician Group in July 1999. Per-Se Technologies will continue to serve non-PhyAmerica clients from its Jacksonville office, with a focus on expanding its emergency medicine practice.

"This transaction is a result of our ongoing profit improvement initiatives. We expect it to have an immediate positive effect on our operating results," Allen Ritchie stated.

ABOUT PER-SE TECHNOLOGIES

         Per-Se Technologies, Inc. [Nasdaq: PSTID] is a global leader in delivering comprehensive business management services, financial and clinical software solutions, and Internet-enabled connectivity. Per-Se Technologies enables integrated delivery systems and physician practices to optimize the quality of care delivered and profitability of business operations simultaneously. The leading provider of business management services to physicians, Per-Se supports 18,000 physicians and 2,000 healthcare organizations. Ranked the third largest HIT and services company worldwide, Atlanta-based Per-Se processes more than 80 million healthcare claims annually and its solutions manage 20 million patient lives online. Additional information is available at http://www.per-se.com.


This Press Release contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. "Forward-looking" statements contained in this Press Release include the intent, belief or current expectations of the Company and members of its senior management team with respect to the Company's future business operations as well as the assumptions upon which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Press Release include, but are not limited to, adverse developments with respect to the operation of the Company's business units. Additional factors that would cause actual results to differ materially from those contemplated within this Press Release can also be found in the Company's Safe Harbor Compliance Statement filed as Exhibit 99.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.


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